UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) October 5, 2004

                               WESTWOOD ONE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        0-13020                                           95-3980449
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(Commission File Number)                       (IRS Employer Identification No.)



40 West 57th Street, 5th Floor, New York, NY                        10019
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  (Address of Principal Executive Offices)                       (Zip Code)


                                  212-641-2000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement

     On October 5, 2004, Shane Coppola, Andrew Zaref, Charles Bortnick and Peter Kosann, each of whom are executive officers of Westwood One, Inc. (the "Company"), were granted options to purchase 175,000, 75,000, 75,000, and 75,000 shares of Common Stock, respectively, $0.01 par value per share, exercisable at a price of $ 20.50 per share pursuant to the Company's 1999 Stock Incentive Plan, as amended (the "Plan"). The options granted generally become exercisable in equal one-fifth increments on October 5, 2005, 2006, 2007, 2008, and 2009, and expire on October 5, 2014, subject to earlier exercise or termination as specified in the Stock Option Agreement and Plan.

     In addition, on October 5, 2004, the Compensation Committee (the "Committee") agreed to grant, on the date in February 2005 determined by the Committee as the date on which the Committee shall meet (the "2005 Option Date"), Shane Coppola, Andrew Zaref, Charles Bortnick and Peter Kosann, options to purchase 75,000, 50,000, 50,000, and 50,000 shares of Common Stock, respectively, exercisable at a price per share equal to the last sale price reported for the Common Stock on the New York Stock Exchange on the 2005 Option Date, or on the last date preceding such date on which a sale was reported, provided that each such individual must be an employee of the Company on the 2005 Option Date in order to receive such option grant. The options granted generally become exercisable in equal one-fifth increments annually one year after the 2005 Option Date for five years, and expire ten years from the 2005 Option Date, subject to earlier exercise or termination as specified in the Stock Option Agreement and Plan.

     A copy of a form of the Stock Option Agreement for the Plan is filed herewith as Exhibit 10.1, and a copy of the Plan is filed as Annex G to the Company's proxy statement dated August 20, 1999, filed with the Commission on August 25, 1999, and each is incorporated herein by reference.

Item  5.02(d)  Departure  of  Directors  or  Principal  Officers;   Election  of
               Directors; Appointment of Principal Officers

     On October 5, 2004, the Board of Directors of Westwood One, Inc. elected Leslie Moonves as a Class I Director to serve a term ending on the date of the annual meeting of stockholders of the Company in 2007. Mr. Moonves has not been named to serve on any committees of the Board. Mr. Moonves is the Co-President and Co-Chief Operating Officer of Viacom, Inc.

Item 9.01 Financial Statements And Exhibits.

(c) Exhibits

     The following is a list of exhibits filed as part of this Form 8-K:

Exhibit No.     Description of Document

     10.1       Form of Stock Option Agreement under Company's 1999 Stock
                Incentive Plan

     10.2       Westwood One Elects Leslie Moonves to Board of Directors
                Press Release

                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  October 12, 2004                                  /S/ Andrew Zaref
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                                                         Andrew Zaref
                                                         Chief Financial Officer